Intangible Assets	12 Months Ended
Nov. 30, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets
Intangible Assets

The following table presents details of our acquired intangible assets, other than goodwill (in thousands):

	As of November 30, 2014			As of November 30, 2013
	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
Intangible assets subject to amortization:
Information databases	$607,655	$(210,105)	$397,550	$633,347	$(194,904)	$438,443
Customer relationships	511,680	(116,138)	395,542	470,632	(90,827)	379,805
Developed computer software	138,940	(63,561)	75,379	159,413	(64,514)	94,899
Trademarks	163,739	(22,937)	140,802	167,179	(13,300)	153,879
Other	28,408	(8,844)	19,564	28,121	(15,076)	13,045
Total	1,450,422	(421,585)	1,028,837	1,458,692	(378,621)	1,080,071
Intangible assets not subject to amortization:
Trademarks	61,101	—	61,101	63,144	—	63,144
Perpetual licenses	1,171	—	1,171	1,249	—	1,249
Total intangible assets	$1,512,694	$(421,585)	$1,091,109	$1,523,085	$(378,621)	$1,144,464

Intangible asset amortization expense was $133.8 million, $109.9 million, and $82.1 million for the years ended November 30, 2014, 2013, and 2012, respectively. Estimated future amortization expense related to intangible assets held as of November 30, 2014 is as follows:

Year	Amount (in thousands)
2015	$129,199
2016	$120,417
2017	$106,060
2018	$94,106
2019	$86,715
Thereafter	$492,340

Changes in our goodwill and gross intangible assets from November 30, 2013 to November 30, 2014 were primarily the result of our recent acquisition activities, partially offset by the writeoff of fully amortized intangible assets that are no longer in service. The change in net intangible assets was primarily due to current year amortization, partially offset by the addition of intangible assets associated with the acquisitions described in Note 3, Business Combinations. Goodwill, gross intangible assets, and net intangible assets were all subject to foreign currency translation effects.